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                                                                EXHIBIT 10.39
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
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  AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                   1. CONTRACT ID                  PAGE OF PAGES
                                                                         CODE    U                      1       55
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2. AMENDMENT/MODIFICATION NO.                3. EFFECTIVE DATE    4. REQUISITION/PURCHASE REG. NO.      5. PROJ NO. (If applicable)
     P00012                                  See Blk 16c          N00024-99-NR-91671                    9-312-91671
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6. ISSUED BY                           CODE    N00024             7. ADMINISTERED BY (If other than item 6)    CODE    N62793
                                             -----------------                                                       ---------------
NAVAL SEA SYSTEMS COMMAND                                            SUPERVISOR OF SHIPBUILDING
BUYER/SYMBOL: Chris Sherman/SEA 02215C                               CONVERSION AND REPAIR
2531 JEFFERSON DAVIS HWY                                             NEWPORT NEWS, VA 23607-2785
ARLINGTON, VA 22242-5160
PHONE: Area Code: 703/602-7519 x 205
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8. NAME AND ADDRESS OF CONTRACTOR (No. street, county, State and ZIP Code)    X   9A. AMENDMENT OF SOLICITATION NO.
                                                                            ---
   NEWPORT NEWS SHIPBUILDING
   4101 WASHINGTON AVENUE                                                      -----------------------------------------------------
   NEWPORT NEWS, VA 23607                                                        9B. DATED (SEE ITEM 11)
   CEC NO: 050648757
   TIN NO: 74-1541566                                                       --------------------------------------------------------
                                                                                 10A. MODIFICATION OF CONTRACT/ORDER
                                                                                      NO.
                                                                             X   N00024-98-C-2107
                                                                               -----------------------------------------------------
   DUNS NO: 001307495                                                            10B. DATED (SEE ITEM 13)
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CAGE CODE 43689                        FACILITY CODE 73689                       06 FEB 1998
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                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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[_] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [_] is extended, [_] is not extended. Offers must acknowledge receipts of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning 3 copies of the amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE
PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (If required)
    SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEET
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                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                                   IT MODIFIES THIS CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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 X     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
---    ORDER NO. IN ITEM 10A.
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       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
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 X     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT OF THE PARTIES
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      D. OTHER (Specify type of modification and authority)
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E. IMPORTANT: Contractor ( ) is not, (X) is required to sign this document and return 2 copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

                                                           SEE ATTACHED

Except as provided herein, all terms and conditions referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and affect.
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15A. NAME AND TITLE OF SIGNER (Type or print)                         16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     T. C. Schievelbein                                               Stephen J. Filan
     Executive Vice President and COO                                 CONTRACTING OFFICER
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15B. CONTRACTOR/OFFEROR                         15C. DATE SIGNED      16B. UNITED STATES OF AMERICA            16C. DATE SIGNED

     /s/ T. C. Schievelbein                          JAN 18 2000      BY /s/ Stephen J. Filan                       1-21-2000
     ----------------------------------------                            -----------------------------------
     (Signature of person authorized to sign)                            (Signature of Contracting Officer)
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NSN 7540-01-152-8070                                                                                    STANDARD FORM 30(REV 10-83)
PREVIOUS EDITION UNUSABLE                                                                               Prescribed by GSA
                                                                                                        FAR (48 CFR) 53.243
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                                                                N00024-9B-C-2107
                                                                          P00012
                                                                    Page 2 of 55


The purpose of this modification to Contract N00024-98-C-2107 is to (1) add an additional Contract Line Item for FY 00 advance planning effort (Item 0006) in preparation for CVN 69 Refueling and Complex Overhaul (RCOH) and revise the contract to conform to all current requirements of statutes, executives orders, and regulations. Accordingly, the subject contract is modified as follows:

1.   Under SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS:

     a)   Item 0006 is added to the Description of Supplies as follows:

     "Item     DESCRIPTION
     -----     -----------
      0006     Prepare for the refueling, alterations, repairs, maintenance and routine work on the USS DWIGHT D. EISENHOWER (CVN 69) and its reactor plants"

     b) The Description for Item 0002 is modified to include new exhibits and include data for Item 0006. The description is replaced in its entirety with the following:

               "Data for Items 0001, 0005, and 0006 (see DD Form 1423, Exhibits "A", "B", and "C", attached hereto) NSP - Amount Included in Price of Items 0001, 0005, and 0006."

     c) The table of estimated cost, fixed fee and man-hours is changed to add:

       ESTIMATED                         FEE          SPECIAL        TOTAL       MAN-
"ITEM     COST         FIXED FEE      INCENTIVE      INCENTIVE      AMOUNT       HOURS
----      ----         ---------      ---------      ---------      ------       -----
0006   $197,329,121   $15,395,408     $2,405,532     $1,443,319  $216,573,380   2,817,927

GRAND
TOTAL  $369,927,629   $29,231,619     $4,711,812     $1,443,319  $405,314,379   4,868,173"

     d) In the paragraph entitled PAYMENT OF FEE(S) (LEVEL OF EFFORT) (NAVSEA) (MAY 1993), the fee percent in paragraph (b) is changed. In the second sentence, delete "Such payments for Item 0001 shall be equal to eight point eight one
                                                      ---------------------
percent (8.81%) and for Item 0005 shall be equal to seven point nine three
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percent